Rule 497(d)

                                     FT 585


Supplement to the Prospectus dated December 31, 2001, as amended January 3, 2002

Notwithstanding anything to the contrary in the Prospectus, certain Fee Accounts Unit holders may be assessed transaction or other account fees on the purchase and/or redemption of such Units by their broker/dealer or other processing organizations for providing certain transaction or account activities.

Total return figures for the 2001 calendar year for the European Target
20 Strategy, DJIA, Nasdaq-100 Index, the S&P 500 Index, FT Index, Hang Seng Index, Ibbotson Small-Cap Index, Cumulative Domestic Index Returns and Cumulative International Index Returns were -10.93%, -5.45%, -32.62%, -11.88%, -22.81%, -22.45%, 22.13%, -16.65%, and -16.90%, respectively. In addition, the average annual total return for the DJIA, the S&P 500 Index (from 1/1/85 through 12/31/01) the S&P 500 Index (from 1/1/86 through 12/31/01), the Ibbotson Small-Cap Index, the Cumulative Domestic Index and the Cumulative International Index over the full years presented on page 36 of the prospectus (except as noted above for the S&P 500 Index) were 12.53%, 14.92%, 13.94%, 14.83%, 16.06%, and 14.93%, respectively.





February 6, 2002